TRI-STATE TECHNICAL SERVICES, INC.

AUDITED AND UNAUDITED FINANCIAL STATEMENTS

FOR THE 6-MONTH PERIODS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

AND THE YEARS ENDED DECEMBER 31, 2016 AND 2015

TRI-STATE TECHNICAL SERVICES, INC.

TABLE OF CONTENTS

PAGE
Independent auditors' report	1
Financial statements:
Balance sheets - June 30, 2017 (unaudited) and December 31, 2016 and 2015	2
Statements of income - 6-month periods ended June 30, 2017 and 2016 (unaudited) and the years ended December 31, 2016 and 2015	3
Statements of shareholder's equity - 6-month period ended June 30, 2017 (unaudited) and the years ended December 31, 2016 and 2015	4
Statements of cash flows - 6-month periods ended June 30, 2017 and 2016 (unaudited) and the years ended December 31, 2016 and 2015	5 - 6
Notes to financial statements	7 – 16

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of

Tri-State Technical Services, Inc.

We have audited the accompanying financial statements of Tri-State Technical Services, Inc., which comprise the balance sheets as of December 31, 2016 and 2015, and the related statements of income, shareholder's equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tri-State Technical Services, Inc. as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Aprio, LLP

Atlanta, Georgia

September 9, 2017

TRI-STATE TECHNICAL SERVICES, INC.

BALANCE SHEETS

ASSETS

	JUNE 30, 2017	DECEMBER 31,
	(UNAUDITED)	2016	2015
Current assets
Cash and cash equivalents	$2,215,485	$3,338,618	$2,483,185
Trade accounts receivable, net of allowance for doubtful accounts of $200,911, $70,085, and $73,043, respectively	3,071,445	2,551,615	2,095,573
Current portion of trade notes receivable	312,282	276,270	415,226
Inventories, net	2,923,504	3,086,190	2,344,036
Other current assets	113,674	138,260	64,915
Total current assets	8,636,390	9,390,953	7,402,935
Property, plant and equipment, net	3,787,761	3,807,504	1,959,519
Trade notes receivable, net of current portion	1,170,016	401,797	373,694
Total assets	$13,594,167	$13,600,254	$9,736,148

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
Accounts payable	$950,639	$2,192,136	$1,097,673
Accrued expenses	1,622,474	947,488	470,225
Customer deposits	1,380,025	1,233,708	687,385
Current portion of long-term debt	1,318,284	563,487	136,832
Total current liabilities	5,271,422	4,936,819	2,392,115
Long-term debt, net of current portion	30,764	838,481	378,398
Total liabilities	5,302,186	5,775,300	2,770,513
Shareholder's equity
Common stock, $1 par value, 100,000 shares authorized, 500 shares issued and outstanding	500	500	500
Additional paid-in capital	349	349	349
Retained earnings	8,291,132	7,824,105	6,964,786
Total shareholder's equity	8,291,981	7,824,954	6,965,635
Total liabilities and shareholder's	$13,594,167	$13,600,254	$9,736,148

See auditors' report and accompanying notes to financial statements

TRI-STATE TECHNICAL SERVICES, INC.

STATEMENTS OF INCOME

	6-MONTH PERIODS ENDED JUNE 30,
	2017	2016	YEARS ENDED DECEMBER 31,
	(UNAUDITED)	(UNAUDITED)	2016	2015
Net revenues	$14,713,371	$14,292,771	$26,876,495	$21,745,936
Cost of sales	9,815,604	9,983,502	18,534,467	14,730,080
Gross profit	4,897,767	4,309,269	8,342,028	7,015,856
Operating expenses
Selling and marketing	134,104	112,841	216,892	190,090
Depreciation	141,960	109,134	229,753	190,915
General and administrative	3,105,692	2,985,988	5,777,421	5,077,406
Total operating expenses	3,381,756	3,207,963	6,224,066	5,458,411
Operating income	1,516,011	1,101,306	2,117,962	1,557,445
Other income and expense
Interest income	58,370	29,231	17,477	10,983
Interest expense	(16,736)	(11,707)	(33,413)	(20,610)
Other income	59,653	33,378	93,430	18,462
Total other income	101,287	50,902	77,494	8,835
Net income	$1,617,298	$1,152,208	$2,195,456	$1,566,280

See auditors' report and accompanying notes to financial statements

TRI-STATE TECHNICAL SERVICES, INC.

STATEMENTS OF SHAREHOLDER'S EQUITY

	Common Stock		Additional Paid-in	Retained
	Shares	Amount	Capital	Earnings	Total
Balance at January 1, 2015	500	$500	$349	$6,609,546	$6,610,395
Distributions	—	—	—	(1,211,040)	(1,211,040)
Net income	—	—	—	1,566,280	1,566,280
Balance at December 31, 2015	500	500	349	6,964,786	6,965,635
Distributions	—	—	—	(1,336,137)	(1,336,137)
Net income	—	—	—	2,195,456	2,195,456
Balance at December 31, 2016	500	500	349	7,824,105	7,824,954
Distributions	—	—	—	(1,150,271)	(1,150,271)
Net income	—	—	—	1,617,298	1,617,298
Balance at June 30, 2017 (unaudited)	500	$500	$349	$8,291,132	$8,291,981

See auditors' report and accompanying notes to financial statements

TRI-STATE TECHNICAL SERVICES, INC.

STATEMENTS OF CASH FLOWS

	6-MONTH PERIODS ENDED JUNE 30,
	2017	2016	YEARS ENDED DECEMBER 31,
	(UNAUDITED)	(UNAUDITED)	2016	2015
Operating activities
Net income	$1,617,298	$1,152,208	$2,195,456	$1,566,280
Adjustments to reconcile net income to net cash and cash equivalents provided by operating activities:
Change in allowance for doubtful accounts	130,826	—	(2,958)	(4,372)
Change in allowance for obsolete inventory	—	(112,704)	(4,020)	215,433
Depreciation	141,960	109,134	229,753	190,915
Loss (gain) on disposition of property, plant and equipment	16,412	—	(7,504)	(153)
Change in operating assets and liabilities:
Trade accounts receivable	(650,656)	(1,067,793)	(453,084)	(165,588)
Trade notes receivable	(804,231)	43,889	110,853	(45,633)
Inventories	162,686	812,530	(738,134)	(61,356)
Other current assets	24,586	33,411	(73,345)	(8,715)
Accounts payable	(1,241,497)	1,110,488	1,094,463	(692,032)
Accrued expenses	674,986	438,943	477,263	(90,674)
Customer deposits	146,317	944,531	546,323	10,855
Total adjustments	(1,398,611)	2,312,429	1,179,610	(651,320)
Cash provided by operating activities	218,687	3,464,637	3,375,066	914,960
Investing activities
Acquisition of property, plant and equipment, net	(125,251)	(1,837,254)	(2,080,434)	(501,294)
Proceeds from disposition of property, plant, and equipment	24,541	—	10,200	14,428
Cash used by investing activities	(100,710)	(1,837,254)	(2,070,234)	(486,866)
Financing activities
Proceeds from issuance of long-term debt	—	1,100,000	1,100,000	160,050
Principal payments on long-term debt	(90,839)	(122,439)	(213,262)	(79,102)
Distributions	(1,150,271)	(808,964)	(1,336,137)	(1,211,040)
Cash (used) provided by financing activities	(1,241,110)	168,597	(449,399)	(1,130,092)
Net increase (decrease) in cash and cash equivalents	(1,123,133)	1,795,980	855,433	(701,998)

Cash and cash equivalents, beginning of period/year	3,338,618	2,483,185	2,483,185	3,185,183
Cash and cash equivalents, end of period/year	$2,215,485	$4,279,165	$3,338,618	$2,483,185

See auditors' report and accompanying notes to financial statements

TRI-STATE TECHNICAL SERVICES, INC.

STATEMENTS OF CASH FLOWS

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

	6-MONTH PERIODS ENDED JUNE 30,
	2017	2016	YEARS ENDED DECEMBER 31,
	(UNAUDITED)	(UNAUDITED)	2016	2015
Cash paid during the periods/ years for: Interest	$16,736	$11,707	$33,413	$20,610

SUPPLEMENTAL DISCLOSURE OF NON-CASH TRANSACTIONS

During the 6-month period ended June 30, 2017 (unaudited), the Company purchased a vehicle in exchange for long-term debt of $37,919.

See auditors' report and accompanying notes to financial statements

TRI-STATE TECHNICAL SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE 6-MONTH PERIODS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED) AND

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note A

Summary of Significant Accounting Policies

Nature of Operations:

Tri-State Technical Services, Inc. (the "Company"), an S Corporation, is a provider of commercial laundry equipment, serving Georgia, Florida, North Carolina, South Carolina, Ohio, Virginia and West Virginia since 1995. The Company serves a broad spectrum of laundry operations, from large industrial laundries to coin-operated laundromats.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Estimates are used for, but not limited to, the accounting for doubtful accounts, inventory valuation, real and personal property taxes, and contingencies. Actual results could differ from these estimates.

Cash and Cash Equivalents:

For the purpose of the statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents.

Concentration of Credit Risk Arising From Cash Deposits in Excess of Insured Limits:

The Company maintains cash balances at several financial institutions that at times may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant risks on cash.

Trade Accounts Receivable:

The Company extends credit to customers located primarily throughout North America based on the size of the customer, its payment history, and other factors. The Company generally does not require collateral to support customer receivables. The Company provides an allowance for doubtful accounts based upon a review of the outstanding accounts receivable, historical collection information and existing economic conditions. The Company determines if receivables are past due based on days outstanding, and amounts are written off when determined to be uncollectible by management. The maximum accounting loss from the credit risk associated with accounts receivable is the amount of the receivable recorded, which is the face amount of the receivable, net of the allowance for doubtful accounts.

TRI-STATE TECHNICAL SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE 6-MONTH PERIODS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED) AND

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note A

Summary of Significant Accounting Policies (Continued)

Trade Notes Receivable:

Trade notes receivable arise from financing of purchases. The interest rates vary from 0% to 11% and the terms range from 10 months to 84 months. The maximum accounting loss from the risk of non-payment associated with trade notes receivables is the amount of the note receivable recorded, which is the face amount of the note receivable.

Future minimum payments due under these trade notes receivables are as follows:

Year Ending December 31,	Amount
2017	$320,540
2018	233,934
2019	153,738
2020	45,021
2021	8,653
761,886
Less: amount representing interest:	(83,819)
678,067
Less: current portion	(276,270)
Total trade notes receivable as of December 31, 2016, net of current portion	$401,797

Inventory:

Inventory is stated at the lower of cost or market and is valued using the first-in, first-out method. Provisions are made in each period for the estimated effect of obsolete and slow-moving inventories.

Property, Plant and Equipment:

Property, plant and equipment are stated at cost. Expenditures for maintenance and repairs are expensed currently, while renewals and betterments that materially extend the life of an asset are capitalized. The cost of assets sold, retired, or otherwise disposed of, and the related allowance for depreciation are eliminated from the accounts, and any resulting gain or loss is recognized.

TRI-STATE TECHNICAL SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE 6-MONTH PERIODS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED) AND

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note A

Summary of Significant Accounting Policies (Continued)

Depreciation of property, plant and equipment is provided using a straight-line method over the estimated useful lives of the assets, which are as follows:

Land	Non-depreciable
Buildings	39 years
Equipment	5 - 7 years
Furniture and fixtures	5 - 7 years
Vehicles	5 - 7 years

Lease Equipment:

Certain equipment are leased to customers. The leased equipment assets are included in equipment on the accompanying balance sheets. The cost, carrying value and accumulated depreciation associated with the leased equipment were as follows:

	June 30, 2017	December 31,
	(Unaudited)	2016	2015
Cost of leased equipment	$539,753	$464,014	$387,663
Accumulated depreciation	(261,115)	(228,988)	(167,725)
Carrying value of leased equipment	$278,638	$235,026	$219,938

There is no contingent rental income under the leases. The Company recognized lease revenue of $93,815 and $81,360 in the 6-month periods ended June 30, 2017 and 2016 (unaudited), respectively. The Company recognized lease revenue of $220,653 and $220,730 in the years ended December 31, 2016 and 2015, respectively.

TRI-STATE TECHNICAL SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE 6-MONTH PERIODS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED) AND

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note A

Summary of Significant Accounting Policies (Continued)

At December 31, 2016, future non-cancelable lease income is as follows:

Year Ending December 31,	Amount
2017	$136,411
2018	90,388
2019	78,026
2020	51,066
2021	20,536
Thereafter	2,382
$378,809

Impairment of Long-Lived Assets:

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to their fair value, which is normally determined through analysis of the future net cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount that the carrying amount of the assets exceeds the fair value of the assets.

Revenue Recognition:

For sales of equipment and parts, revenue is recognized upon delivery or acceptance of product by the customer, at which time title transfers to the customer and there are no remaining future obligations. For leased equipment, the Company recognizes revenue monthly at the contracted monthly rate during the term of the lease.

Shipping and Handling Costs:

Consistent with FASB ASC 605-45-45, “Revenue Recognition—Principal Agent Considerations—Other Presentation Matters", the Company classifies shipping and handling amounts billed to customers as sales and shipping and handling costs as a component of cost of goods sold.

TRI-STATE TECHNICAL SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE 6-MONTH PERIODS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED) AND

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note A

Summary of Significant Accounting Policies (Continued)

Advertising:

The Company expenses advertising costs as incurred. Advertising expenses were approximately $5,000 and $11,000 for the 6-month periods ended June 30, 2017 and 2016 (unaudited), respectively. Advertising expenses were approximately $20,000 and $4,000 for the years ended December 31, 2016 and 2015, respectively.

Income Taxes:

The Company, with the consent of the shareholder, has elected under the Internal Revenue Code to be taxed as an S corporation. In lieu of federal corporate income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company's taxable income. These financial statements do not reflect federal income taxes for the Company.

The Company accounts for tax contingencies in accordance with the authoritative guidance of accounting for uncertainty in income taxes. As required by the uncertain tax position guidance, the Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. The Company does not believe its financial statements include any material uncertain tax positions.

The Company is no longer subject to income tax examinations for years prior to 2013.

Fair Value of Financial Instruments:

The Company’s financial instruments, including cash and cash equivalents, trade accounts receivable, accounts payable, and accrued expenses, are carried at cost, which approximates their fair value because of the short-term nature of these financial instruments. The carrying value of trade notes receivable and long-term debt based on the instruments’ interest rate, terms, maturity date and collateral, if any, in comparison to the Company’s incremental borrowing rate for similar financial instruments.

Customer Deposits:

Customer deposits represent advances paid by customers when placing orders for equipment with the Company.

TRI-STATE TECHNICAL SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE 6-MONTH PERIODS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED) AND

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note B

Property, Plant and Equipment

Property, plant and equipment were comprised of the following at:

	June 30, 2017	December 31,
	(Unaudited)	2016	2015
Land	$856,442	$856,442	$301,010
Buildings	2,380,789	2,380,789	1,306,696
Equipment	906,805	831,066	568,707
Furniture and fixtures	42,786	42,790	42,786
Vehicles	772,927	822,784	732,677
	4,959,749	4,933,871	2,951,876
Accumulated depreciation	(1,171,988)	(1,126,367)	(992,357)
	$3,787,761	$3,807,504	$1,959,519

Depreciation expense for the 6-month periods ended June 30, 2017 and 2016 (unaudited) totaled $141,960 and $109,134, respectively. Depreciation expense for the years ended December 31, 2016 and 2015, totaled $229,753 and $190,915, respectively.

Note C

Inventories

The components of inventories are as follows as of:

	June 30, 2017	December 31,
	(Unaudited)	2016	2015
Equipment and parts	$3,845,628	$4,008,314	$3,270,180
Less reserve for obsolescence	(922,124)	(922,124)	(926,144)
Inventories, net	$2,923,504	$3,086,190	$2,344,036

TRI-STATE TECHNICAL SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE 6-MONTH PERIODS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED) AND

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note D

Long-Term Debt

Long-term debt comprised the following at:

	June 30, 2017	December 31,
	(Unaudited)	2016	2015
Note payable with a financial institution - $500,000 face amount, dated May 22, 2012, payable in 60 monthly payments of $3,726 including interest at 4.05% per annum. The note initially matured on May 22, 2017. In July 2017, the Company extended the note to September 14, 2017, at which time all outstanding principal and accrued interest was due. The note was secured by real property of the Company. Subsequent to June 30, 2017, the note payable was paid in full by the Company.	$368,596	$378,399	$406,890
Note payable with a financial institution - $160,050 face amount, dated January 12, 2015. The note bore interest at 2.60% per annum matured on January 12, 2016, at which time all outstanding principal and accrued interest was due. The note was secured by real property of the Company.	—	—	108,340
Note payable with a financial institution - $1,100,000 face amount, dated May 3, 2016. The note bears interest at 2.50% per annum and matures on March 14, 2017, at which time all outstanding principal and accrued interest was due. On March 14, 2017, the Company amended the note, requiring 60 monthly payments of $3,726 including interest at 2.50% per annum, maturing February 14, 2022. The note is secured by real property of the Company. The Company is subject to compliance with certain financial covenants in the agreement. Subsequent to June 30, 2017, the note payable was paid in full by the Company.	943,888	1,023,569	—

TRI-STATE TECHNICAL SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE 6-MONTH PERIODS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED) AND

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note D

Long-Term Debt (Continued)

	June 30, 2017	December 31,
	(Unaudited)	2016	2015
Note payable with a financial institution - $37,919 face amount, dated February 21, 2017. The note is payable over 72 monthly payments of $591 including interest at 3.79% per annum and matures on March 7, 2023. The note is secured by a vehicle of the Company. The Company is subject to compliance with certain financial covenants in the agreement (unaudited).	36,564	—	—
	1,349,048	1,401,968	515,230
Less: current portion	(1,318,284)	(563,487)	(136,832)
	$30,764	$838,481	$378,398

Aggregate future principal payments are as follows at December 31, 2016:

Year Ending December 31,	Amount
2017	$563,487
2018	193,351
2019	198,245
2020	203,235
2021	208,408
Thereafter	35,242
$1,401,968

Note E

Commitments and Contingencies

Litigation:

The Company has legal proceedings arising from the normal course of business. The Company believes that the ultimate outcome of the proceedings will not have a material adverse impact on the Company's financial position, results of operations, or cash flows.

TRI-STATE TECHNICAL SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE 6-MONTH PERIODS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED) AND

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note E

Commitments and Contingencies (Continued)

Operating Leases:

The Company leases various office space on month to month basis aggregating $19,050 per month as of December 31, 2016. Rent expense under these agreements totaled $116,350 and $59,410 for the 6-month periods ended June 30, 2017 and 2016 (unaudited), respectively. Rent expense under these agreements totaled $171,660 and $47,600 for the years ended December 31, 2016 and 2015, respectively.

A portion of buildings owned by the Company is leased to third parties with terms ranging from month to month to 5 years. Rental income under the leases amounted to $59,462 and $32,880 for the 6-month periods ended June 30, 2017 and 2016 (unaudited), respectively. Rental income under the leases amounted to $92,342 and $16,980 for the years ended December 31, 2016 and 2015, respectively. Rental income under the leases is included in other income on the accompanying statements of income.

At December 31, 2016, future minimum rental receipts due under theses noncancelable operating leases were as follows:

Year Ending December 31,	Amount
2017	$74,025
2018	75,567
2019	77,456
2020	79,393
2021	81,378
Thereafter	13,618
$401,437

TRI-STATE TECHNICAL SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE 6-MONTH PERIODS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED) AND

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note F

Concentrations

Significant Vendor:

A significant vendor is defined as one from which the company receives at least 10% its total purchases. For the 6-month periods ended June 30, 2017 and 2016 (unaudited), the Company had purchases from three suppliers totaling approximately $4,969,000 and $5,747,000, which comprised approximately 66% and 65%, respectively, of the Company's purchases. The accounts payable balance included approximately $689,000 to these vendors at June 30, 2017 (unaudited). For the years ended December 31, 2016 and 2015, the Company had purchases from three suppliers totaling approximately $12,660,000 and $9,850,000, which comprised approximately 68% and 68%, respectively, of the Company's annual purchases. The accounts payable balance included approximately $1,510,000 and $370,000 to these vendors at December 31, 2016 and 2015, respectively.

Note G

Related Party Transactions

The Company leases various office space on a month to month basis with related parties. Rent expense incurred under the rental agreements totaled $102,000 and $44,000 for the 6-month periods ended June 30, 2017 and 2016 (unaudited), respectively. Rent expense incurred under the rental agreements totaled $147,060 and $23,000 for the years ended December 31, 2016 and 2015, respectively.

The Company has elected to apply the Accounting Standards Update 2014-07 "Applying Variable Interest Entities Guidance to Common Control Leasing Arrangements” which eliminates the requirement for consolidation of a lessor that is under common control when certain conditions are met, which they were in the Company's case.

Note H

Subsequent Events

The Company evaluated subsequent events through September 9, 2017, when these financial statements were available to be issued. Management is not aware of any significant events that occurred subsequent to the balance sheet date, but prior to the filing of this report, that would have a material impact on the financial statements.